ANNUAL REPORT   DECEMBER 31, 2000

Prudential
Equity Fund, Inc.

Fund Type Stock

Objective Long-term growth of capital

(GRAPHIC)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

(LOGO)

Build on the Rock

Investment Goals and Style
The Prudential Equity Fund invests in stocks of large- and medium-capitalization established companies. It invests in stocks that have both reasonable valuation and attractive growth characteristics. Of course, there can be no assurance that past trends will continue, or that the Fund will achieve its investment objective.

Portfolio Composition
   Sectors expressed as a percentage of
net assets as of 12/31/00
      25.7%  Consumer Growth
      20.6   Technology
      15.6   Industrial
      14.9   Finance
       7.9   Energy
       7.4   Utility
       5.4   Consumer Cyclical
       2.5   Cash & Equivalents

Ten Largest Holdings
   Expressed as a percentage of
   net assets as of 12/31/00
   2.8%  Eli Lilly & Co.
         Pharmaceuticals
   2.6   Nokia Corp., ADR
         Wireless/Communications Equipment
   2.3   Target Corp.
         Retail
   2.3   Health Net, Inc.
         Health Care
   2.2   Georgia-Pacific Corp.
         Paper & Forest Products
   2.2   Alcoa, Inc.
         Aluminum
   2.1   Loews Corp.
         Insurance
   2.1   Philip Morris Companies, Inc.
         Tobacco
   2.1   Darden Restaurants, Inc.
         Restaurants
   2.0   TotalFinaElf S.A., ADR
         Oil & Gas Exploration/Production

Holdings are subject to change.

www.prudential.com           (800) 225-1852

Performance at a Glance

Cumulative Total Returns1                        As of 12/31/00
                  One    Five       Ten        Since
                  Year   Years     Years    Inception2
Class A           4.73%  86.62%   334.64%     340.66%
Class B           3.93   79.95    302.63     1399.97
Class C           3.93   79.95      N/A       134.93
Class Z           4.95    N/A       N/A        81.57
Lipper Multi-Cap
Value Fund Avg.3  8.84   92.37    320.60       ***

Average Annual Total Returns1                    As of 12/31/00
           One     Five     Ten       Since
           Year    Years    Years   Inception2
Class A   -0.51%   12.13%   15.24%    13.98%
Class B   -1.07    12.34    14.95     15.48
Class C    1.89    12.24     N/A      14.06
Class Z    4.95     N/A      N/A      13.13

Past performance is not indicative of future results.
Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments Fund Management LLC and
Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares.
Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Class B shares will automatically convert to Class A shares, on a quarterly basis, approximately seven years after purchase. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for 18 months. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.

2 Inception dates: Class A, 1/22/90; Class B, 3/15/82; Class
C, 8/1/94; and Class Z, 3/1/96.

3 Lipper average returns are for all funds in each share class for the one-, five-, and ten-year periods in the Multi-Cap Value Fund category. The Lipper average is unmanaged. Multi-Cap Value funds, by portfolio practice, invest in a variety of market capitalization ranges. They generally have between 25% and 75% of their equity assets in companies with market capitalizations above 300% of the dollar-weighted median market capitalization of the S&P(r) Mid-Cap 400 Index. Multi-Cap Value funds invest in companies considered undervalued, and have below-average price/earnings ratio, price-to-book ratio, and three-year earnings growth figure.

The Fund's new balanced posture makes the Lipper Core category its appropriate Lipper comparison group, but the process of reclassification usually takes two semiannual reporting periods until the change-over occurs. We will continue to track the Fund's performance against its original benchmark, the Lipper Multi-Cap Value Fund Average.
(r)S&P is a registered trademark of The McGraw-Hill Companies, Inc.

***Lipper Since Inception returns are 315.18% for Class A,
1414.60% for Class B, 154.71% for Class C, and 85.09% for
Class Z, based on all funds in each share class.

(LOGO)                                February 15, 2001

Dear Shareholder,
On May 2, 2000, the Board of Directors of the Prudential Equity Fund approved a change in its investment style to a blend approach, combining elements of both growth and value investing. The transition was managed very successfully--while the overall S&P 500 Index fell 9.10% in 2000, the Fund's Class A shares returned a positive 4.73%, almost 14 percentage points more than the broad market. The return was -0.51% to those paying the initial Class A share sales charge.

The Board's goal was to produce more consistent performance for the Fund's shareholders year after year by limiting its exposure to the volatility that normally accompanies investing in only one style, whether value or growth.
Historically, investor favor has swung between value and growth investing styles. The recent six-year run of one style (growth) superiority was unprecedented in the history of the BARRA style indexes.

The Fund's new balanced posture makes the Lipper Multi-Cap Core cate-gory its appropriate Lipper comparison group, but the process of reclassification usually takes two semiannual reporting periods. I am confident that the Fund's new blend approach will produce greater consistency of return for our shareholders.

Sincerely,


David R. Odenath, Jr., President
Prudential Equity Fund, Inc.

Prudential Equity Fund, Inc.
Annual Report   December 31, 2000

INVESTMENT ADVISER'S REPORT

NEW PORTFOLIO PROFILE
The Board's mandate was to shift to a blend style in order to reduce the impact of large swings in market favor between styles. Our investment approach holds both value and growth themes, as well as stocks whose blend of value and growth characteristics might escape single-style managers. We generally will look for value in a growth idea or growth in a value idea. We aim at a portfolio that, taken together, will have a higher average growth rate than the S&P 500 Index while being priced comparably or lower in terms of valuations (such as price/earnings ratios). For example, our recent purchases include Tyco International. The company is expected to grow faster than 20% a year, and has sound cash flow and management we know well. However, it is selling at about the market average price/earnings ratio.

We intend to avoid very large divergences in sector composition from the overall market. We brought the Equity Fund's holdings in line with these objectives in the midst of a rapidly changing market. In fact, market developments themselves would have resulted in many changes, as we harvested some of the benefits of old positions that appreciated sharply and took advantage of new opportunities presented by the steep price decline of stocks of rapidly growing companies. We executed the transition judiciously, allowing some value stocks time to rise before selling, and buying technology and telecommunications stocks near the end of the year at prices well below their highs.

As a result of these transactions, we reduced some of our larger industry exposures--paper products and healthcare services--and added two sectors that had little or no representation in our portfolio--technology and pharmaceuticals. At year-end we had a lower proportion of technology than the S&P 500 Index, and more healthcare (now including drug companies) and telecommunications equipment.
However, the size of these differences from the overall market was more moderate than our former sector profile.

Prudential Equity Fund, Inc.
Holdings expressed as a percentage of the Fund's net assets

Comments on Largest Holdings  As of 12/31/00

2.8%    Eli Lilly & Co./Pharmaceuticals
Lilly has the world's best-selling antidepressant (Prozac) and a strong pipeline of products, including treatments for sepsis (a systemic infection), cancer, and diabetes. We also bought other drug stocks, because they tend to do well when the S&P 500 earnings growth slows.

2.6%   Nokia Corp., ADR/Wireless/Communications Equipment
Nokia, which dominates the global market for mobile telephone handsets, saw its stock fall 56% (peak to trough) in 2000. For a company that continues to take market share from its competitors, this represents both excellent value and a great growth opportunity.

2.3%   Target Corp./Retail
Target's sales and profits have been on a steady growth path over the past five years.
The company owns upscale department stores--Dayton's and Hudson's--and the midrange Mervyn's, as well as its eponymous discount chain.
Earnings grew 23% last year--exceptional for a company in retail, which is typically a slow-growth industry.

2.3%   Health Net, Inc./Health Care
Formerly Foundation Health Systems, Health Net is a turnaround story, where a strong
CEO refocused a struggling healthcare management company.
Its stock more than tripled from its low in March, benefiting from the improved sector performance.

2.2%   Georgia-Pacific Corp./Paper & Forest Products
Georgia-Pacific is the second-largest forest and paper products company in the world, and number one in tissue paper. Its shares are attractively priced. Improvements in paper prices are likely to have a particularly large impact on its earnings per share because of strong sales.

Holdings are subject to change.

www.prudential.com                (800) 225-1852
Annual Report   December 31, 2000

We now have a major position in Nokia (see Comments on Largest Holdings). We also added Cisco Systems, Dell, IBM, and Microsoft, market-dominating technology companies that were selling at depressed prices late in 2000.

Drug and medical equipment suppliers were our largest industry group at year-end, including Eli Lilly (see
Comments on Largest Holdings). Here again, we were able to build up our holdings at prices much below these stocks' highs.

We retained some holdings--primarily basic materials stocks such as International Paper, Phelps Dodge, Freeport McMoran
Copper and Gold, Georgia-Pacific (see Comments on Largest
Holdings), and Alcoa--that
represented dominant firms in significant industries that were selling at or near their historical lows. We expect profits at these companies to be very sensitive to any quickening of economic activity, and their stock prices to move in anticipation of any improvement.

PERFORMANCE OVERVIEW
Three industry groups provided the bulk of the Fund's gains in this reporting period:

-- Health service companies--such as hospital managers and health management organizations (HMOs)--were a substantial focus of the Fund, and they began to recover strongly from several years of earnings distress and investor neglect.

-- Property and casualty insurance companies also benefited from a large improvement in profitability and a share rebound from depressed prices.

-- Food and tobacco-related companies rebounded from very depressed levels.

Prudential Equity Fund, Inc.
Annual Report   December 31, 2000

We are well into an upswing in HMO and hospital pricing.
Healthcare earnings generally are improving, and stock prices reflected this. We began the period with a large, inexpensively purchased exposure to health services. As the market value of our holdings rose, we took considerable profits in this sector just to reduce the size of our commitment. We still have a significant position that will allow us to benefit from further gains.

Prices are also increasing in the insurance industry, which contributed substantially to our return. In addition, we benefited from consolidation activity in the food and tobacco industries involving Nabisco Group Holdings and Philip Morris.

We had a large focus on paper companies and a smaller one on metals. We decided that these economically sensitive stocks represented exceptional value at their lows, so we held on to them. In the aggregate, they detracted substantially from our return over the full year, but they rebounded very strongly in the fourth quarter.

LOOKING AHEAD
We expect slow (but positive) growth early in 2001 and an acceleration later in the year. Share prices normally move before expected economic changes. However, we don't expect company earnings to grow at the extraordinary rates typical in the last few years. Because earnings growth will be slower, we don't expect huge valuation expansions either. Consequently, we believe the return on the overall stock market will be near its 10% to 12% historical average, around the pace of the market's average earnings growth. Identifying companies with exceptional growth potential will be very important.

Prudential Equity Fund Management Team

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2000

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  98.1%
Common Stocks  98.1%
-------------------------------------------------------------------------------------
Agricultural Products  0.6%
     784,600   Monsanto Co.                                         $     21,233,238
-------------------------------------------------------------------------------------
Aluminum  2.2%
   2,510,800   Alcoa, Inc.                                                84,111,800
-------------------------------------------------------------------------------------
Banks & Financial Services  10.9%
     868,700   Bank of America Corp.                                      39,851,612
   1,148,000   Citigroup, Inc.                                            58,619,750
     997,300   FleetBoston Financial Corp.                                37,461,081
     339,600   Goldman Sachs Group, Inc.                                  36,315,975
   1,490,900   J.P. Morgan Chase & Co.                                    67,742,769
   1,146,000   John Hancock Financial Services, Inc.                      43,118,250
     382,000   Morgan Stanley Dean Witter & Co.                           30,273,500
     812,800   Providian Financial Corp.                                  46,736,000
   1,452,500   Stilwell Financial, Inc.                                   57,282,969
                                                                    ----------------
                                                                         417,401,906
-------------------------------------------------------------------------------------
Broadcasting Services  2.3%
   2,152,900   AT&T Corp.- Liberty Media Corp.(a)                         29,198,706
     628,200   Clear Channel Communications, Inc.(a)                      30,428,438
   1,231,095   General Motors Corp. (Class 'H' Stock)(a)                  28,315,185
                                                                    ----------------
                                                                          87,942,329
-------------------------------------------------------------------------------------
Computer Hardware  4.9%
   2,723,650   Compaq Computer Corp.                                      40,990,933
   1,937,800   Dell Computer Corp.(a)                                     33,790,388
   2,107,800   Hewlett-Packard Co.                                        66,527,437
     545,800   IBM Corp.                                                  46,393,000
                                                                    ----------------
                                                                         187,701,758
-------------------------------------------------------------------------------------
Computer Software  1.4%
   1,242,500   Microsoft Corp.(a)                                         53,893,437

    See Notes to Financial Statements                                      7

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Diversified Manufacturing  2.8%
     345,500   Minnesota Mining & Manufacturing Co.                 $     41,632,750
   1,197,200   Tyco International Ltd.                                    66,444,600
                                                                    ----------------
                                                                         108,077,350
-------------------------------------------------------------------------------------
Electronics  1.1%
   1,500,500   Arrow Electronics, Inc.(a)                                 42,951,812
-------------------------------------------------------------------------------------
Health Care  8.6%
     761,800   Abbott Laboratories                                        36,899,688
     992,100   HCA - The Healthcare Company                               43,662,321
   3,347,540   Health Net, Inc.(a)                                        87,663,704
   1,134,674   Tenet Healthcare Corp.(a)                                  50,422,076
     740,000   UnitedHealth Group, Inc.                                   45,417,500
     574,900   Wellpoint Health Networks, Inc.(a)                         66,257,225
                                                                    ----------------
                                                                         330,322,514
-------------------------------------------------------------------------------------
Insurance  4.1%
     786,100   Loews Corp.                                                81,410,481
   1,000,100   Old Republic International Corp.                           32,003,200
   1,347,400   SAFECO Corp.                                               44,295,775
                                                                    ----------------
                                                                         157,709,456
-------------------------------------------------------------------------------------
Metals-Non Ferrous  3.4%
   3,372,400   Freeport-McMoRan Copper & Gold, Inc. (Class A)(a)          27,822,300
     474,500   Freeport-McMoRan Copper & Gold, Inc. (Class B)(a)           4,062,906
   2,688,100   Newmont Mining Corp.                                       45,865,706
     938,135   Phelps Dodge Corp.                                         52,359,660
                                                                    ----------------
                                                                         130,110,572
-------------------------------------------------------------------------------------
Multimedia  0.6%
     701,900   AOL Time Warner, Inc.(a)                                   24,426,120
-------------------------------------------------------------------------------------
Networking  1.8%
   1,753,100   Cisco Systems, Inc.(a)                                     67,056,075

    8                                      See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas Drilling  1.0%
     863,700   Transocean Sedco Forex, Inc.                         $     39,730,200
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  5.4%
     292,300   Amerada Hess Corp.                                         21,356,169
   1,307,100   Conoco, Inc. (Class A)                                     37,415,737
     547,919   Kerr-McGee Corp.                                           36,676,328
     612,700   Phillips Petroleum Co.                                     34,847,313
   1,058,970   TotalFinaElf S.A., ADR (France)                            76,973,882
                                                                    ----------------
                                                                         207,269,429
-------------------------------------------------------------------------------------
Oil & Gas Production/Pipeline  1.8%
     970,300   El Paso Energy Corp.                                       69,497,737
-------------------------------------------------------------------------------------
Oil Field Services  1.5%
   1,536,500   Halliburton Co.                                            55,698,125
-------------------------------------------------------------------------------------
Paper & Forest Products  7.1%
     211,700   Georgia-Pacific Corp. (Timber Group)                        6,337,769
   2,759,900   Georgia-Pacific Group                                      85,901,887
   1,444,800   International Paper Co.                                    58,965,900
   1,994,500   Mead Corp.                                                 62,577,437
   1,073,300   Temple-Inland, Inc.                                        57,555,713
                                                                    ----------------
                                                                         271,338,706
-------------------------------------------------------------------------------------
Pharmaceuticals  7.3%
     930,700   American Home Products Corp.                               59,145,985
   1,156,600   Eli Lilly & Co.                                           107,636,087
   1,227,600   Schering-Plough Corp.                                      69,666,300
     543,800   Sepracor, Inc.(a)                                          43,571,975
                                                                    ----------------
                                                                         280,020,347
-------------------------------------------------------------------------------------
Photography  1.6%
   1,597,800   Eastman Kodak Co.                                          62,913,375

    See Notes to Financial Statements                                      9

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Publishing  1.3%
   1,155,000   Tribune Co.                                          $     48,798,750
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.7%
     811,200   Starwood Hotels & Resorts Worldwide, Inc.                  28,594,800
-------------------------------------------------------------------------------------
Restaurants  2.1%
   3,485,400   Darden Restaurants, Inc.                                   79,728,525
-------------------------------------------------------------------------------------
Retail  5.4%
   1,651,300   Consolidated Stores Corp.(a)                               17,545,063
   1,051,400   Home Depot, Inc.                                           48,035,837
   1,244,100   RadioShack Corp.                                           53,263,031
   2,759,500   Target Corp.                                               88,993,875
                                                                    ----------------
                                                                         207,837,806
-------------------------------------------------------------------------------------
Semiconductors  4.1%
     337,100   Applied Materials, Inc.(a)                                 12,873,006
     751,400   Intel Corp.                                                22,588,963
     852,000   Micron Technology, Inc. (a)                                30,246,000
   1,326,000   National Semiconductor Corp.(a)                            26,685,750
   1,350,600   Texas Instruments, Inc.                                    63,984,675
                                                                    ----------------
                                                                         156,378,394
-------------------------------------------------------------------------------------
Specialized Manufacturing  0.2%
   2,457,500   IKON Office Solutions, Inc.                                 6,143,750
-------------------------------------------------------------------------------------
Telecommunications  4.4%
     824,682   ALLTEL Corp.                                               51,491,082
   2,437,000   Global Crossing Ltd.(a)                                    34,879,563
   1,713,800   Harris Corp.                                               52,485,125
   2,081,000   WorldCom, Inc.(a)                                          29,264,063
                                                                    ----------------
                                                                         168,119,833
-------------------------------------------------------------------------------------
Tobacco  2.1%
   1,817,200   Philip Morris Companies, Inc.                              79,956,800

    10                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Portfolio of Investments as of December 31, 2000 Cont'd.

Shares         Description                                          Value (Note 1)
------------------------------------------------------------------------------------------
Utilities - Electric & Gas  1.7%
     907,900   Exelon Corp.                                         $     63,743,659
-------------------------------------------------------------------------------------
Wireless/Communication Equipment  5.7%
   2,465,000   Motorola, Inc.                                             49,916,250
   1,499,400   Nextel Communications, Inc. (Class A)(a)                   37,110,150
   2,305,800   Nokia Corp., ADR                                          100,302,300
     989,700   Nortel Networks Corp.                                      31,732,256
                                                                    ----------------
                                                                         219,060,956
                                                                    ----------------
               Total long-term investments (cost $3,345,229,910)       3,757,769,559
                                                                    ----------------
SHORT-TERM INVESTMENTS  2.7%
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement  2.7%
$    102,695   Joint Repurchase Agreement Account,
                5.92%, 1/2/01
                (cost $102,695,000; Note 5)                              102,695,000
                                                                    ----------------
               Total Investments  100.8%
                (cost $3,447,924,910; Note 4)                          3,860,464,559
               Liabilities in excess of other assets  (0.8%)             (29,920,735)
                                                                    ----------------
               Net Assets  100%                                     $  3,830,543,824
                                                                    ----------------
                                                                    ----------------

------------------------------
(a) Non-income producing security.
ADR--American Depository Receipt.
    See Notes to Financial Statements                                     11

       Prudential Equity Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2000
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $3,447,924,910)                      $ 3,860,464,559
Cash                                                                     150,270
Receivable for Fund shares sold                                        4,078,749
Dividends and interest receivable                                      3,638,091
Receivable for foreign tax reclaim                                       859,315
Other assets                                                              68,765
                                                                -----------------
      Total assets                                                 3,869,259,749
                                                                -----------------
LIABILITIES
Payable for Fund shares reacquired                                    25,606,158
Payable for investments purchased                                      9,060,190
Distribution fee payable                                               1,734,124
Management fee payable                                                 1,475,695
Accrued expenses and other liabilities                                   839,758
                                                                -----------------
      Total liabilities                                               38,715,925
                                                                -----------------
NET ASSETS                                                       $ 3,830,543,824
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                          $     2,255,781
   Paid-in capital in excess of par                                3,216,914,045
                                                                -----------------
                                                                   3,219,169,826
   Accumulated net realized gain on investments                      198,834,349
   Net unrealized appreciation/depreciation on investments
      and foreign currencies                                         412,539,649
                                                                -----------------
Net assets, December 31, 2000                                    $ 3,830,543,824
                                                                -----------------
                                                                -----------------

    12                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2000
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($2,028,524,899 / 119,404,955 shares of common stock
      issued and outstanding)                                             $16.99
   Maximum sales charge (5% of offering price)                               .89
                                                                -----------------
   Maximum offering price to public                                       $17.88
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($1,479,532,197 / 87,189,321 shares of common
      stock issued and outstanding)                                       $16.97
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share
      ($67,236,929 / 3,962,189 shares of common stock issued
      and outstanding)                                                    $16.97
   Sales charge (1% of offering price)                                       .17
                                                                -----------------
   Offering price to public                                               $17.14
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($255,249,799 / 15,021,683 shares of common stock
      issued and outstanding)                                             $16.99
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     13

       Prudential Equity Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Dividends (net of foreign withholding taxes of $774,638)       $  67,375,391
   Interest                                                           9,875,108
                                                                -----------------
      Total income                                                   77,250,499
                                                                -----------------
Expenses
   Management fee                                                    18,852,042
   Distribution fee--Class A                                          4,957,845
   Distribution fee--Class B                                         17,852,388
   Distribution fee--Class C                                            679,988
   Transfer agent's fees and expenses                                 5,560,000
   Reports to shareholders                                              475,000
   Custodian's fees and expenses                                        215,000
   Registration fees                                                    150,000
   Directors' fees and expenses                                          49,000
   Legal fees and expenses                                               45,000
   Audit fees                                                            30,000
   Miscellaneous                                                        172,046
                                                                -----------------
      Total expenses                                                 49,038,309
                                                                -----------------
Net investment income                                                28,212,190
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain on:
   Investment transactions                                          901,409,437
   Foreign currency transactions                                      2,101,833
                                                                -----------------
                                                                    903,511,270
                                                                -----------------
Net change in unrealized appreciation/depreciation on:
   Investments                                                     (824,159,870)
   Foreign currencies                                                   172,487
                                                                -----------------
                                                                   (823,987,383)
                                                                -----------------
Net gain on investments and foreign currencies                       79,523,887
                                                                -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 107,736,077
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2000                 1999
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                      $    28,212,190      $    45,944,405
   Net realized gain/(loss) on investments
      and foreign currencies                      903,511,270          646,664,939
   Net change in unrealized
      appreciation/depreciation of
      investments and foreign currencies         (823,987,383)         (97,256,200)
                                             -----------------    -----------------
   Net increase/decrease in net assets
      resulting from operations                   107,736,077          595,353,144
                                             -----------------    -----------------
Dividends and distributions (Note 1):
   Dividends from net investment income
      Class A                                     (23,008,458)         (28,805,414)
      Class B                                      (6,137,984)         (13,641,876)
      Class C                                        (244,523)            (456,451)
      Class Z                                      (3,750,982)          (4,692,283)
                                             -----------------    -----------------
                                                  (33,141,947)         (47,596,024)
                                             -----------------    -----------------
   Distributions from net realized capital
      gains
      Class A                                    (292,683,056)        (273,294,379)
      Class B                                    (238,381,214)        (312,998,178)
      Class C                                     (10,015,506)         (10,688,756)
      Class Z                                     (39,016,835)         (38,537,773)
                                             -----------------    -----------------
                                                 (580,096,611)        (635,519,086)
                                             -----------------    -----------------
Fund share transactions (net of share
   conversions)
   (Note 6)
   Proceeds from shares sold                    2,786,295,380        4,402,962,271
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                               590,219,826          655,203,376
   Cost of shares reacquired                   (4,019,561,411)      (5,601,791,028)
                                             -----------------    -----------------
   Net increase/decrease in net assets
      from Fund share transactions               (643,046,205)        (543,625,381)
                                             -----------------    -----------------
Total decrease                                 (1,148,548,686)        (631,387,347)
NET ASSETS
Beginning of year                               4,979,092,510        5,610,479,857
                                             -----------------    -----------------
End of year(a)                                $ 3,830,543,824      $ 4,979,092,510
                                             -----------------    -----------------
                                             -----------------    -----------------
---------------
(a) Includes undistributed net investment
    income                                    $            --      $     2,361,582
                                             -----------------    -----------------

    See Notes to Financial Statements                                     15

       Prudential Equity Fund, Inc.
             Notes to Financial Statements

      Prudential Equity Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital. The Fund invests primarily in common stocks of major established corporations.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    Securities traded on an exchange and NASDAQ
National Market System securities are valued at the last reported sales price on the exchange or system on which they are traded or, if no sale was reported on that date, at the mean between the last reported bid and asked prices or at the bid price on such day in the absence of an asked price. Securities traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) are valued by an independent pricing agent or principal market maker.

      Short-term securities which mature in more than 60 days are valued based upon current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost. Securities for which reliable market quotations are not readily available are valued by the Valuation Committee based upon procedures adopted by the Board of Directors in consultation with the manager or subadvisor.

      In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      All securities are valued as of 4:15 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rate of exchange.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, such realized foreign currency losses are included in the reported net realized gains on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
                                                                          17

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and net capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    Dividends from net investment income are
declared and paid semi-annually. The Fund will distribute at least annually net capital gains in excess of capital loss carryforwards, if any. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Reclassification of Capital Accounts:    The Fund accounts and reports for
distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase distributions in excess of net investment income by $2,568,175, decrease accumulated net realized gain on investments and foreign currencies by $239,019,165, and increase paid-in capital by $236,450,990 due to realized foreign currency gains and for redemptions utilized as distributions for federal income tax purposes during the year ended December 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. Pursuant to a subadvisory agreement between PIFM and The Prudential Investment Corporation ('PIC'), PIC furnished investment advisory services in connection with the management of the Fund from January 1, 2000 through September 6, 2000. Effective September 7, 2000, the Board of Directors terminated the subadvisory agreement with PIC, and PIFM entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), pursuant to which Jennison is paid under the same terms as PIC was paid by PIFM. PIFM pays for the services of PIC and Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PIFM is computed daily and payable monthly, at an annual rate of .50 of 1% of the Fund's average daily net assets up to $500 million, .475 of 1% of the next $500 million of average daily net assets and .45 of 1% of the Fund's average daily net assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25%, 1% and 1% of the average daily net assets of Class A, Class B and Class C shares, respectively, for the year ended December 31, 2000.

      PIMS has advised the Fund that it has received approximately $549,100 and $58,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2000. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2000, it received approximately $3,875,800 and $32,200 in contingent deferred sales charges imposed upon certain redemptions by certain Class B and Class C shareholders, respectively.
                                                                          19

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

      PIFM, PIC, PIMS and Jennison are indirect, wholly owned subsidiaries of The Prudential Insurance Company of America.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. The maximum commitment under the SCA is $1 billion. Interest on any such borrowings will be at market rates. The purpose of the agreement is to serve as an alternative source of funding for capital share redemptions. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 9, 2001. Prior to March 9, 2000, the commitment fee was .065 of 1% of the unused portion of the credit facility.

      The Fund utilized the line of credit during the year ended December 31, 2000. The average daily balance the Fund had outstanding during the year was approximately $436,199 at a weighted average interest rate of approximately 7.12%.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PIFM and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2000, the Fund incurred fees of approximately $4,800,800 for the services of PMFS. As of December 31, 2000, approximately $343,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      For the year ended December 31, 2000, Prudential Securities Incorporated, a wholly owned subsidiary of The Prudential Insurance Company of America, earned $125,638 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 2000 aggregated $2,501,061,194 and $3,638,362,482, respectively.

      The federal income tax basis of the Fund's investments at December 31, 2000 was 3,458,612,562 and, accordingly, net unrealized appreciation for federal income tax purposes was $401,827,481 (gross unrealized appreciation--$785,444,938; gross unrealized depreciation--$383,617,457).

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

Note 5. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of December 31, 2000, the Fund had a 11.77% undivided interest in the joint account. The undivided interest for the Fund represents $102,695,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor were as follows:

      Bear, Stearns & Co. Inc., 6.00%, in the principal amount of $245,000,000, repurchase price $245,163,333, due 1/2/01. The value of the collateral including accrued interest was $250,948,197.

      Merrill Lynch, Pierce, Fenner & Smith, Inc., 6.00%, in the principal amount of $245,000,000, repurchase price $245,163,333, due 1/2/01. The value of the collateral including accrued interest was $249,901,068.

      State Street Bank & Trust Co., 5.50%, in the principal amount of $137,369,000, repurchase price $137,452,947, due 1/2/01. The value of the collateral including accrued interest was $140,122,696.

      Warburg Dillon Read Inc., 6.00%, in the principal amount of $245,000,000, repurchase price $245,163,333, due 1/2/01. The value of the collateral including accrued interest was $249,902,063.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales charge and are offered exclusively for sale to a limited group of investors.

      There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.
                                                                          21

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended December 31, 2000:
Shares sold                                               127,680,427    $ 2,348,271,247
Shares issued in reinvestment of dividends                 17,982,498        300,644,201
Shares reacquired                                        (161,663,950)    (2,967,462,415)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                             (16,001,025)      (318,546,967)
Shares issued upon conversion from Class B                 19,276,459        349,094,680
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding               3,275,434    $    30,547,713
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1999:
Shares sold                                               177,649,766    $ 3,645,037,492
Shares issued in reinvestment of dividends                 14,887,348        287,460,109
Shares reacquired                                        (203,602,465)    (4,166,822,984)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                             (11,065,351)      (234,325,383)
Shares issued upon conversion from Class B                 11,272,942        232,069,406
                                                         ------------    ---------------
Net increase (decrease) in shares
  outstanding                                                 207,591    $    (2,255,977)
                                                         ------------    ---------------
                                                         ------------    ---------------
Class B
-------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                17,194,266    $   314,076,344
Shares issued in reinvestment of dividends                 14,185,775        237,002,406
Shares reacquired                                         (46,930,282)      (851,861,206)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                             (15,550,241)      (300,782,456)
Shares reacquired upon conversion into Class A            (19,337,962)      (349,094,680)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding             (34,888,203)   $  (649,877,136)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1999:
Shares sold                                                28,723,418    $   588,852,845
Shares issued in reinvestment of
  dividends                                                16,308,918        313,982,958
Shares reacquired                                         (59,782,294)    (1,212,006,187)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding before
  conversions                                             (14,749,958)      (309,170,384)
Shares reacquired upon conversion
  into Class A                                            (11,310,483)      (232,069,406)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding             (26,060,441)   $  (541,239,790)
                                                         ------------    ---------------
                                                         ------------    ---------------

    22

       Prudential Equity Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                     Shares           Amount
-------------------------------------------------------  ------------    ---------------
Year ended December 31, 2000:
Shares sold                                                 1,825,916    $    33,451,558
Shares issued in reinvestment of dividends                    600,321         10,009,520
Shares reacquired                                          (2,759,925)       (49,825,633)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                (333,688)   $    (6,364,555)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1999:
Shares sold                                                 2,648,837    $    54,352,108
Shares issued in reinvestment of
  dividends                                                   555,178         10,671,295
Shares reacquired                                          (3,410,316)       (69,046,229)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                (206,301)   $    (4,022,826)
                                                         ------------    ---------------
                                                         ------------    ---------------
Class Z
-------------------------------------------------------
Year ended December 31, 2000:
Shares sold                                                 4,954,535    $    90,496,231
Shares issued in reinvestment of dividends                  2,544,908         42,563,699
Shares reacquired                                          (8,276,008)      (150,412,157)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                (776,565)   $   (17,352,227)
                                                         ------------    ---------------
                                                         ------------    ---------------
Year ended December 31, 1999:
Shares sold                                                 5,576,859    $   114,719,826
Shares issued in reinvestment of
  dividends                                                 2,230,904         43,089,014
Shares reacquired                                          (7,591,295)      (153,915,628)
                                                         ------------    ---------------
Net increase (decrease) in shares outstanding                 216,468    $     3,893,212
                                                         ------------    ---------------
                                                         ------------    ---------------

Note 7. Subsequent Events
On November 28, 2000, the Board of Directors approved a change in the subadvisor for the Fund. GE Asset Management and Salomon Brothers Asset Management will replace Jennison as the Subadvisor for a portion of the assets of the Fund. Jennison will continue to manage a portion of the Fund. The change became effective February 12, 2001.

       Prudential Equity Fund, Inc.
             Financial Highlights

                                                                     Class A
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $     19.29
                                                                -----------------
Income from investment operations
Net investment income                                                      .20
Net realized and unrealized gain (loss) on investments                     .55
                                                                -----------------
      Total from investment operations                                     .75
                                                                -----------------
Less distributions
Dividends from net investment income                                      (.22)
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                            (2.83)
                                                                -----------------
      Total distributions                                                (3.05)
                                                                -----------------
Net asset value, end of year                                       $     16.99
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                          4.73%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 2,028,525
Average net assets (000)                                           $ 1,983,138
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                 .87%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .62%
   Net investment income                                                  1.01%
   For Class A, B, C and Z shares:
   Portfolio turnover                                                       63%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load.
    24                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
   $    19.76           $    19.85           $    17.26           $    16.44
----------------     ----------------     ----------------     ----------------
          .26                  .31                  .38                  .35
         2.15                 1.37                 3.70                 2.52
----------------     ----------------     ----------------     ----------------
         2.41                 1.68                 4.08                 2.87
----------------     ----------------     ----------------     ----------------
         (.27)                (.28)                (.36)                (.35)
           --                   --                   --                 (.01)
        (2.61)               (1.49)               (1.13)               (1.69)
----------------     ----------------     ----------------     ----------------
        (2.88)               (1.77)               (1.49)               (2.05)
----------------     ----------------     ----------------     ----------------
   $    19.29           $    19.76           $    19.85           $    17.26
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        12.50%                8.41%               23.88%               17.94%
   $2,240,250           $2,290,659           $1,912,802           $1,443,466
   $2,217,410           $2,088,616           $1,709,030           $1,233,792
          .86%                 .85%                 .88%                 .89%
          .61%                 .60%                 .63%                 .64%
         1.25%                1.41%                1.87%                2.07%
            9%                  25%                  13%                  19%

    See Notes to Financial Statements                                     25

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class B
                                                                -----------------
                                                                   Year Ended
                                                                 December, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $     19.26
                                                                -----------------
Income from investment operations
Net investment income                                                      .11
Net realized and unrealized gain (loss) on investments                     .50
                                                                -----------------
      Total from investment operations                                     .61
                                                                -----------------
Less distributions
Dividends from net investment income                                      (.07)
Distributions in excess of net investment income                            --
Distributions from net realized capital gains                            (2.83)
                                                                -----------------
      Total distributions                                                (2.90)
                                                                -----------------
Net asset value, end of year                                       $     16.97
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                          3.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                      $ 1,479,532
Average net assets (000)                                           $ 1,785,239
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                1.62%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                 .62%
   Net investment income                                                   .26%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load.
    26                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
   $    19.73           $    19.83           $    17.24           $    16.43
----------------     ----------------     ----------------     ----------------
          .13                  .14                  .22                  .22
         2.12                 1.37                 3.72                 2.51
----------------     ----------------     ----------------     ----------------
         2.25                 1.51                 3.94                 2.73
----------------     ----------------     ----------------     ----------------
         (.11)                (.12)                (.22)                (.22)
           --                   --                   --                 (.01)
        (2.61)               (1.49)               (1.13)               (1.69)
----------------     ----------------     ----------------     ----------------
        (2.72)               (1.61)               (1.35)               (1.92)
----------------     ----------------     ----------------     ----------------
   $    19.26           $    19.73           $    19.83           $    17.24
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        11.69%                7.55%               23.05%               17.14%
   $2,351,200           $2,923,060           $3,090,767           $2,626,479
   $2,666,269           $3,135,980           $2,924,413           $2,417,900
         1.61%                1.60%                1.63%                1.64%
          .61%                 .60%                 .63%                 .64%
          .49%                 .66%                1.12%                1.37%

    See Notes to Financial Statements                                     27

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class C
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 19.26
                                                                    --------
Income from investment operations
Net investment income                                                    .04
Net realized and unrealized gain (loss) on investments                   .57
                                                                    --------
      Total from investment operations                                   .61
                                                                    --------
Less distributions
Dividends from net investment income                                    (.07)
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                          (2.83)
                                                                    --------
      Total distributions                                              (2.90)
                                                                    --------
Net asset value, end of year                                         $ 16.97
                                                                    --------
                                                                    --------
TOTAL RETURN(a):                                                        3.93%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $67,237
Average net assets (000)                                             $67,999
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.62%
   Expenses, excluding distribution and service (12b-1)
      fees                                                               .62%
   Net investment income                                                 .26%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load.
    28                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      1999                 1998                 1997                 1996
-------------------------------------------------------------------------------------
    $  19.73             $  19.83             $  17.24             $  16.43
    --------             --------             --------             --------
         .10                  .16                  .25                  .22
        2.15                 1.35                 3.69                 2.51
    --------             --------             --------             --------
        2.25                 1.51                 3.94                 2.73
    --------             --------             --------             --------
        (.11)                (.12)                (.22)                (.22)
          --                   --                   --                 (.01)
       (2.61)               (1.49)               (1.13)               (1.69)
    --------             --------             --------             --------
       (2.72)               (1.61)               (1.35)               (1.92)
    --------             --------             --------             --------
    $  19.26             $  19.73             $  19.83             $  17.24
    --------             --------             --------             --------
    --------             --------             --------             --------
       11.69%                7.55%               23.05%               17.14%
    $ 82,737             $ 88,839             $ 72,244             $ 47,477
    $ 86,078             $ 82,907             $ 60,434             $ 36,745
        1.61%                1.60%                1.63%                1.64%
         .61%                 .60%                 .63%                 .64%
         .50%                 .67%                1.11%                1.37%

    See Notes to Financial Statements                                     29

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                                                     Class Z
                                                                -----------------
                                                                   Year Ended
                                                                December 31, 2000
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                $   19.30
                                                                -----------------
Income from investment operations
Net investment income                                                     .25
Net realized and unrealized gain (loss) on investments                    .54
                                                                -----------------
   Total from investment operations                                       .79
                                                                -----------------
Less distributions
Dividends from net investment income                                     (.27)
Distributions in excess of net investment income                           --
Distributions from net realized capital gains                           (2.83)
                                                                -----------------
      Total distributions                                               (3.10)
                                                                -----------------
Net asset value, end of period                                      $   16.99
                                                                -----------------
                                                                -----------------
TOTAL RETURN(a):                                                         4.95%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                     $ 255,250
Average net assets (000)                                            $ 269,633
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                                .62%
   Expenses, excluding distribution and service (12b-1)
      fees                                                                .62%
   Net investment income                                                 1.26%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load.
(b) Annualized.
(c) Commencement of offering of Class Z shares.
    30                                     See Notes to Financial Statements

       Prudential Equity Fund, Inc.
             Financial Highlights Cont'd.

                                         Class Z
-----------------------------------------------------------------------------------------
                 Year Ended December 31,                         March 1, 1996(c)
----------------------------------------------------------     Through December 31,
      1999                 1998                 1997                   1996
-----------------------------------------------------------------------------------------
    $  19.76             $  19.87             $  17.26               $  17.10
----------------     ----------------     ----------------         ----------
         .31                  .35                  .42                    .37
        2.16                 1.36                 3.72                   1.88
----------------     ----------------     ----------------         ----------
        2.47                 1.71                 4.14                   2.25
----------------     ----------------     ----------------         ----------
        (.32)                (.33)                (.40)                  (.39)
          --                   --                   --                   (.01)
       (2.61)               (1.49)               (1.13)                 (1.69)
----------------     ----------------     ----------------         ----------
       (2.93)               (1.82)               (1.53)                 (2.09)
----------------     ----------------     ----------------         ----------
    $  19.30             $  19.76             $  19.87               $  17.26
----------------     ----------------     ----------------         ----------
----------------     ----------------     ----------------         ----------
       12.81%                8.56%               24.29%                 13.65%
    $304,906             $307,921             $267,121               $128,752
    $302,528             $311,816             $ 57,646               $124,631
         .61%                 .60%                 .63%                   .64%(b)
         .61%                 .60%                 .63%                   .64%(b)
        1.50%                1.67%                2.11%                  2.43%(b)

    See Notes to Financial Statements                                     31

       Prudential Equity Fund, Inc.
             Report of Independent Accountants

To the Shareholders and Board of Directors of Prudential Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Equity Fund, Inc. (the 'Fund') at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
February 22, 2001

       Prudential Equity Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2000) as to the federal tax status of dividends paid by the Fund during its fiscal year ended December 31, 2000.

      During 2000, the Fund paid dividends of $3.051 per Class A share, $2.901 per Class B share, $2.901 per Class C share and $3.101 per Class Z share. Of these amounts, $2.82 per Class A, B, C and Z shares present distributions from long-term capital gains and is taxable as such. The remaining $0.231 per Class A share, $0.081 per Class B share, $0.081 per Class C share and $0.281 per Class Z share represent dividends from ordinary income (net investment income and short-term capital gains). The Fund utilized redemptions as distributions in the amount of $.04 and $.24 per Class A, Class B, Class C and Class Z shares of short-term and long-term capital gains, respectively. Further, we wish to advise you that 100% of the ordinary income dividends paid in 2000 qualified for the corporate dividends received deduction available to corporate taxpayers.

      For the purpose of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

Prudential Equity Fund, Inc.
Class A     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                    One Year   Five Years   Ten Years   Since Inception
                                                           (1/22/90)
With Sales Charge    -0.51%      12.13%       15.24%         13.98%
Without Sales Charge  4.73%      13.29%       15.83%         14.52

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class A shares) with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) by portraying the initial account values at 12/31/90, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com                (800) 225-1852

Class B     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                     One Year   Five Years   Ten Years   Since Inception
                                                            (3/15/82)
With Sales Charge     -1.07%      12.34%       14.95%        15.48%
Without Sales Charge   3.93%      12.47%       14.95%        15.48%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the ten-year period. The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class B shares) with a similar investment in the S&P 500 Index by portraying the initial account value at the commencement of operations of Class B shares, and the account value at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2000; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distri-butions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Prudential Equity Fund, Inc.

Class C     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                     One Year   Five Years   Ten Years   Since Inception
With Sales Charge     1.89%       12.24%       N/A           14.06%
Without Sales Charge  3.93%       12.47%       N/A           14.24%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class C shares) with a similar investment in the S&P 500 Index by portraying the initial account values at the commencement of operations of Class C shares, and the account values at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2000; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

www.prudential.com            (800) 225-1852

Class Z     Growth of a $10,000 Investment
(GRAPH)

Average Annual Total Returns as of 12/31/00
                      One Year   Five Years   Ten Years   Since Inception
With Sales Charge      4.95%         N/A         N/A          13.13%
Without Sales Charge   4.95%         N/A         N/A          13.13%

Past performance is not indicative of future results. Principal and investment return will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class. The graph compares a $10,000 investment in the Prudential Equity Fund, Inc. (Class Z shares) with a similar investment in the S&P 500 Index by portraying the initial account value at the commencement of operations of Class Z shares, and the account value at the end of the current fiscal year (December 31, 2000), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees.
The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The S&P 500 Index's total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. The securities that comprise the Index may differ substantially from the securities in the Fund. The Index is not the only one that may be used to characterize performance of utility stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

For More Information

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
http://www.prudential.com

Directors
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
William V. Healey, Assistant Secretary
Jonathan D. Shain, Assistant Secretary

Manager
Prudential Investments
   Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Adviser
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

Distributor
Prudential Investment
   Management Services LLC
Three Gateway Center, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Fund Symbols   NASDAQ    CUSIP
     Class A   PBQAX   744316100
     Class B   PBQFX   744316209
     Class C   PRECX   744316308
     Class Z   PEQZX   744316407

MF101E

(ICON)  Printed on Recycled Paper